Exhibit 10.5

CERTAIN MATERIAL (INDICATED BY THREE ASTERISKS) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(2013)

Amendment Agreement

Related to contract ETA-V.MD-2 dated 1 August 2012

Between

EuroTank Amsterdam BV

And

Vitol SA

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

THIS AMENDMENT AGREEMENT is made 01 March 2013

BETWEEN:

1.	EuroTank Amsterdam BV., a company incorporated under the laws of The Netherlands with a registered office at Van Riebeeckhavenweg 9, 1041 AD Amsterdam, The Netherlands (“ETA”); and

2.	Vitol SA., a company incorporated under the laws of Switzerland with a registered office at Boulevard du Pont d’Arve 28, 1205 Geneva, Switzerland; (“Principal”)

together the “Parties”.

(A)	The Parties entered into a contract ETA-V.MD-2 dated 1 August 2012 (the “Agreement”) relating to Gasoil products storage and handling.

(B)	The Parties now wish to amend the terms of the Agreement as detailed below.

The Parties hereby agree as follows:

1.	DEFINITIONS AND INTERPRETATION

Words and expressions defined in the Agreement shall have the same meanings in this Amendment Agreement.

2.	AMENDMENT OF THE AGREEMENT

The Parties hereby agree to amend the Agreement with effect from 1 January 2013 as follows:

(a)	By adjusting the rates in article 9 a-i with [***] % as agreed in article 17. Article 9 i-g is replaced by:

a.	Tank rental	€ [***]

per cubic meter (M3) of shell capacity per month or part thereof

Tank rental rate includes:

• Delivery from seagoing vessel and barge (minimum parcel size 500 Mt)

• Redelivery into seagoing vessel and barge (minimum parcel size 500 Mt)

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

• Storage during the period

• Standard customs documentation on ship’s departure at terminal (B/L, AAD, T1, timesheet and document receipt)

• [***] free throughputs in M3 shell capacity per period of [***].

• Free pumping over within these contractual tanks up to [***] free throughputs in M3 shell capacity per period of [***].

b.	Additional Throughput Surcharge, per M3 at 15 CD

	Throughput over [***] times up to [***] times	€ [***]

	Throughput over [***] times up to [***] times	€ [***]

	Throughput over [***] times	€ [***]

Charged at the end of each Calendar year on the difference, expressed in M3 at 15 CD between the actual throughput and the free throughputs mentioned in paragraph 9 a.

c.	Surcharge for pumping over ex shore tank into shore tank, per M3 at 15 CD

	Throughput over [***] times up to [***] times	€ [***]

	Throughput over [***] times	€ [***]

Charged at the end of each Calendar year on the difference, expressed in M3 at 15 CD between the actual pumping over and the free pumping overs mentioned in paragraph 9 a.

d.	Homogenizing of shore tank, with a minimum of 2 hours, per hour	€ [***]

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

I.e. circulation or blowing. Blowing is not possible on tanks with a floating roof.

e.	Board-a-board Surcharge (BaB) per M3 at 15 CD	€ [***]

In case of support of third party, these costs will be charged to the Client plus [***]%.

f.	Handling of additives, per batch per tank	€ [***]

     Circulation and/or homogenizing is charged as mentioned in 9d.

     No storage facilities at the Company for additives.

     In case of support of third party, these costs will be charged to the Client plus [***]%.

g.	RTT, subject to investment (to be discussed)

h.	RTC loading. Please note appendix 5.

Surcharge for redelivery from storage tank into RTC, per M3	€ [***]

Minimum quantity: [***] mton per RTC

RTC’s have to leave the site prompt after completion of loading.

i.	Additional services	€ [***]

Supply of e.g. Certificate of Origin, EUR1, Form A, INF3, ATR

3.	AGREEMENT REMAINS IN FORCE

The Parties confirm that the Agreement shall continue in full force and effect as modified in accordance with the terms of this Amendment Agreement.

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

4.	ENTIRE AGREEMENT

This Amendment Agreement-rates 2013 and the Agreement (as amended by this Amendment Agreement) together constitute the entire and only agreement between the Parties relating to Contract ETA-V.MD-2 dated 1 August 2012 and supersede any previous agreement whether written or oral between the Parties relating to the subject matter hereof and thereof. The Agreement and this Amendment Agreement shall be read and construed as one.

Executed by the Parties in 2 originals on                     :

By EuroTank Amsterdam BV.	By Vitol SA

Martine de Beer

***	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.